Quarterly Holdings Report
for
Fidelity® Mega Cap Stock Fund
September 30, 2022
GII-NPRT1-1122
1.808770.118
Common Stocks - 100.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 10.3%
Entertainment - 1.8%
The Walt Disney Co. (a)	133,899	12,630,693
Universal Music Group NV	448,499	8,400,409
		21,031,102
Interactive Media & Services - 7.2%
Alphabet, Inc.:
Class A (a)	368,000	35,199,200
Class C (a)	361,600	34,767,840
Meta Platforms, Inc. Class A (a)	91,900	12,468,992
		82,436,032
Media - 1.3%
Comcast Corp. Class A	500,497	14,679,577
TOTAL COMMUNICATION SERVICES		118,146,711
CONSUMER DISCRETIONARY - 4.4%
Automobiles - 0.1%
General Motors Co.	34,400	1,103,896
Hotels, Restaurants & Leisure - 1.7%
Booking Holdings, Inc. (a)	9,198	15,114,246
Marriott International, Inc. Class A	24,500	3,433,430
Starbucks Corp.	6,100	513,986
		19,061,662
Household Durables - 0.7%
Sony Group Corp. sponsored ADR	131,300	8,409,765
Internet & Direct Marketing Retail - 0.3%
Amazon.com, Inc. (a)	31,200	3,525,600
Specialty Retail - 1.5%
Lowe's Companies, Inc.	84,411	15,853,230
TJX Companies, Inc.	17,700	1,099,524
		16,952,754
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	9,100	756,392
TOTAL CONSUMER DISCRETIONARY		49,810,069
CONSUMER STAPLES - 5.0%
Beverages - 2.9%
Diageo PLC	394,900	16,622,734
Keurig Dr. Pepper, Inc.	191,600	6,863,112
The Coca-Cola Co.	182,000	10,195,640
		33,681,486
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	1,300	613,951
Sysco Corp.	135,699	9,595,276
Walmart, Inc.	52,900	6,861,130
		17,070,357
Food Products - 0.1%
Mondelez International, Inc.	17,900	981,457
Personal Products - 0.2%
Haleon PLC ADR (a)	402,633	2,452,035
Tobacco - 0.3%
Altria Group, Inc.	73,490	2,967,526
TOTAL CONSUMER STAPLES		57,152,861
ENERGY - 13.6%
Oil, Gas & Consumable Fuels - 13.6%
Canadian Natural Resources Ltd. (a)(b)	368,500	17,161,045
Exxon Mobil Corp.	1,158,387	101,138,769
Hess Corp. (c)	246,416	26,856,880
Imperial Oil Ltd.	233,600	10,114,465
Phillips 66 Co.	10,600	855,632
		156,126,791
FINANCIALS - 16.4%
Banks - 14.8%
Bank of America Corp. (c)	1,646,251	49,716,780
JPMorgan Chase & Co.	266,530	27,852,385
PNC Financial Services Group, Inc.	79,931	11,943,290
Truist Financial Corp.	2,700	117,558
U.S. Bancorp	193,512	7,802,404
Wells Fargo & Co.	1,789,111	71,958,044
		169,390,461
Capital Markets - 0.4%
Charles Schwab Corp.	62,100	4,463,127
Consumer Finance - 0.1%
American Express Co.	8,600	1,160,226
Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc. Class B (a)	46,800	12,496,536
TOTAL FINANCIALS		187,510,350
HEALTH CARE - 12.8%
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	24,900	2,409,324
Boston Scientific Corp. (a)	484,019	18,746,056
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	123,212	1,896,233
Medtronic PLC	55,796	4,505,527
		27,557,140
Health Care Providers & Services - 3.7%
Cigna Corp.	38,762	10,755,292
Humana, Inc.	5,000	2,425,950
UnitedHealth Group, Inc.	58,298	29,442,822
		42,624,064
Life Sciences Tools & Services - 0.9%
Danaher Corp.	39,310	10,153,380
Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co. (c)	316,399	22,492,805
Eli Lilly & Co.	27,500	8,892,125
GSK PLC sponsored ADR	290,466	8,548,414
Johnson & Johnson	135,913	22,202,748
Sanofi SA sponsored ADR	97,673	3,713,527
		65,849,619
TOTAL HEALTH CARE		146,184,203
INDUSTRIALS - 13.3%
Aerospace & Defense - 3.6%
Airbus Group NV	122,600	10,568,166
Raytheon Technologies Corp.	125,530	10,275,886
The Boeing Co. (a)	170,600	20,656,248
		41,500,300
Air Freight & Logistics - 1.9%
FedEx Corp.	5,500	816,585
United Parcel Service, Inc. Class B (c)	127,779	20,641,420
		21,458,005
Building Products - 0.0%
Johnson Controls International PLC	8,500	418,370
Electrical Equipment - 0.4%
Rockwell Automation, Inc.	19,700	4,237,667
Industrial Conglomerates - 5.9%
General Electric Co.	1,094,204	67,742,170
Machinery - 1.5%
Caterpillar, Inc.	54,800	8,991,584
Deere & Co.	22,200	7,412,358
Epiroc AB (B Shares)	55,012	693,683
		17,097,625
TOTAL INDUSTRIALS		152,454,137
INFORMATION TECHNOLOGY - 20.3%
IT Services - 3.9%
Fidelity National Information Services, Inc.	51,400	3,884,298
Fiserv, Inc. (a)	23,000	2,152,110
Kyndryl Holdings, Inc. (a)	220	1,819
MasterCard, Inc. Class A	24,252	6,895,814
PayPal Holdings, Inc. (a)	50,600	4,355,142
Twilio, Inc. Class A (a)	25,500	1,763,070
Visa, Inc. Class A	142,988	25,401,818
		44,454,071
Semiconductors & Semiconductor Equipment - 3.4%
Applied Materials, Inc.	134,274	11,001,069
ASML Holding NV	5,136	2,133,238
Intel Corp.	171,100	4,409,247
Lam Research Corp.	20,300	7,429,800
NVIDIA Corp.	5,300	643,367
Qualcomm, Inc.	114,616	12,949,316
		38,566,037
Software - 7.8%
Adobe, Inc. (a)	13,300	3,660,160
Microsoft Corp.	327,466	76,266,831
Salesforce.com, Inc. (a)	15,900	2,287,056
SAP SE sponsored ADR	85,500	6,946,875
		89,160,922
Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc. (c)	436,242	60,288,644
TOTAL INFORMATION TECHNOLOGY		232,469,674
MATERIALS - 3.2%
Chemicals - 0.7%
DuPont de Nemours, Inc.	146,528	7,385,011
Linde PLC	4,500	1,213,155
		8,598,166
Metals & Mining - 2.5%
Freeport-McMoRan, Inc.	769,000	21,016,770
Glencore PLC	1,388,500	7,296,591
		28,313,361
TOTAL MATERIALS		36,911,527
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp.	8,500	1,824,950
Simon Property Group, Inc.	67,900	6,094,025
		7,918,975
UTILITIES - 0.1%
Electric Utilities - 0.1%
NextEra Energy, Inc.	4,000	313,640
Southern Co.	16,200	1,101,600
		1,415,240
TOTAL COMMON STOCKS (Cost $862,036,434)		1,146,100,538

Other - 0.3%
	Shares	Value ($)
Other - 0.3%
Utica Shale Drilling Program (non-operating revenue interest) (d)(e)(f) (Cost $8,855,569)	7,127,347	3,133,809

Money Market Funds - 1.3%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h) (Cost $15,528,300)	15,526,747	15,528,300

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $886,420,303)	1,164,762,647
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(19,525,426)
NET ASSETS - 100.0%	1,145,237,221

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Apple, Inc.	Chicago Board Options Exchange	200	2,764,000	190.00	10/21/22	(300)
Bank of America Corp.	Chicago Board Options Exchange	1,600	4,832,000	40.00	10/21/22	(2,400)
Bristol-Myers Squibb Co.	Chicago Board Options Exchange	300	2,132,700	80.00	11/18/22	(7,350)
Hess Corp.	Chicago Board Options Exchange	200	2,179,800	130.00	10/21/22	(9,500)
United Parcel Service, Inc.	Chicago Board Options Exchange	100	1,615,400	220.00	10/21/22	(500)

TOTAL WRITTEN OPTIONS						(20,050)

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $13,523,900.
(d)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,133,809 or 0.3% of net assets.

(f)	Level 3 security
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Utica Shale Drilling Program (non-operating revenue interest)	10/05/16 - 12/16/20	8,855,568

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	23,229,078	10,429,851	33,658,929	35,082	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	-	38,952,765	23,424,465	1,329	-	-	15,528,300	0.0%
Total	23,229,078	49,382,616	57,083,394	36,411	-	-	15,528,300

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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